EXHIBIT 99.1

www.bankrate.com

For more information contact:

Edward J. DiMaria

SVP, Chief Financial Officer

edimaria@bankrate.com

(917) 368-8608

Bruce J. Zanca

SVP, Chief Communications/Marketing Officer

bzanca@bankrate.com

(917) 368-8648

FOR IMMEDIATE RELEASE

Reminder — Conference Call and Webcast Today at 4:30 P.M. Eastern Time

Interactive Dial-In: (877) 440-5784 International Callers (719) 325-4907

(10 minutes before the call)

Webcast: http://investor.bankrate.com/

BANKRATE ANNOUNCES SECOND QUARTER 2008 FINANCIAL RESULTS

Q2 Revenue of $40.2 Million, Increased 73% Over Q2 2007

Adjusted EBITDA of $12.8 Million, Increased 25% Over Q2 2007

NON-GAAP EPS of $0.33

NEW YORK, NY – August 4, 2008 – Bankrate, Inc. (Nasdaq: RATE), today reported financial results for the second quarter ended June 30, 2008. Total revenue for the second quarter increased by 73% to $40.2 million over the $23.3 million reported in the second quarter of 2007. Net income was $4.1 million, or $0.21, per fully diluted share in the second quarter of 2008, compared to $5.2 million, or $0.28, per fully diluted share in the second quarter of 2007. Adjusted earnings per fully diluted share, excluding share-based compensation expense (“Adjusted EPS”), was $0.33 for the second quarter of 2008, compared to the Adjusted EPS of $0.34 for the second quarter of 2007. Adjusted EPS excluding intangible asset amortization (“Operating EPS”), for the second quarter of 2008 was $0.39 per share compared to $0.35 per share for the same period in 2007.

Earnings before interest, taxes, depreciation and amortization, excluding share-based compensation expense (“Adjusted EBITDA”), were $12.8 million, an increase of 25% over the $10.3 million reported in the second quarter of 2007. Earnings before interest, taxes, depreciation and amortization (“EBITDA”) for the second quarter 2008, including stock compensation were $9.0 million, an increase of 17% over the $7.7 million reported in the second quarter 2007.

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“We are pleased with the company’s performance, particularly in this economic environment, which has been so challenging for many of our largest advertisers,” said Thomas R. Evans, Chief Executive Officer at Bankrate, Inc. “While our display advertising has been relatively soft, the other components of our business, such as CPC, deposits, insurance, retirement and credit cards are all doing very well.”

Total revenue for the six months ended June 30, 2008 increased by 82% to $82.7 million over the $45.5 million reported in the first half of 2007. Net income was $10.9 million, or $0.55, per fully diluted share in the first half of 2008, compared to $10.6 million, or $0.56, per fully diluted share in the same period in 2007. Adjusted EPS was $0.78 for the six months ended June 30, 2008, compared to the Adjusted EPS of $0.67 for the same period in 2007. Operating EPS for the first half of 2008 was $0.89 per share compared to $0.70 per share for the same period in 2007.

Adjusted EBITDA for the first half of 2008, were $28.9 million, an increase of 42% over the $20.3 million reported in the same period in 2007. EBITDA for the six months ended June 30, 2008, including stock compensation, were $21.7 million, an increase of 35% over the $16.1 million reported in the first half of 2007.

In July, the company initiated a stock repurchase program. The company’s Board of Directors previously authorized management to make stock repurchases for up to $50 million dollars. As market and business conditions warrant, the company is repurchasing shares under applicable SEC guidelines and regulations, in open market, negotiated or in block transactions. All purchases are subject to the availability of shares and, accordingly, there is no assurance as to the number of shares to be repurchased. In addition, the company will also continue to pursue accretive acquisitions and therefore, there is no assurance that the entire authorized funding will be available for the stock repurchase program.

Second Quarter 2008 Financial Highlights

•	Total revenue for the quarter was $40.2 million, an increase of $16.9 million, or 73%, over the $23.3 million reported in Q2 2007.

•	Online revenue for Q2 2008 was $37.8 million, an increase of $17.6 million, or 87%, over the $20.2 million reported in the second quarter of 2007.

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•	Graphic advertising and lead generation revenue was $27.1 million, an increase of $15.1 million, or 125%, over the $12.0 million reported in Q2 2007.

•	Hyperlink revenues were $10.7 million, an increase of $2.5 million, or 30%, over the $8.2 million reported in the second quarter of 2007.

•	Print publishing and licensing revenue in Q2 2008 was $2.4 million, a decrease of 22% from the $3.0 million reported in the same period in 2007.

•	Adjusted EBITDA for the second quarter of 2008 was $12.8 million, an increase of $2.5 million, or 25%, from the $10.3 million reported in the second quarter of 2007.

•	Page views for Q2 2008 were 148 million, an increase of 12 million, or 9%, compared to the 136 million reported in Q2 2007.

Guidance

As previously announced on July 7, 2008, the company lowered its 2008 annual guidance as a result of softness in display advertising. The company expects annual revenue to be between $164 and $169 million and Adjusted EBITDA for the year to be between $54 and $58 million. The mid-range of the updated guidance represents a 74% increase in revenue and a 36% increase in Adjusted EBITDA over 2007. Previous guidance for revenue was between $167 and $172 million and Adjusted EBITDA of between $64 and $68 million.

“Over the past couple of years we’ve been focused on diversifying our business, through growth, internal development and acquisitions, and are now seeing that strategy paying off in a tough market,” added Evans.

August 4, 2008 Conference Call Interactive Dial-In and Webcast Information:

To participate in the teleconference please call: (877) 440-5784. International participants may dial: (719) 325-4907. Please access at least 10 minutes prior to the time the conference is set to begin. A Webcast of this call can be accessed at Bankrate’s Web site: http://investor.bankrate.com/.

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Replay Information:

A replay of the conference call will be available beginning August 4, 2008, 7:30 p.m. ET/ 4:30 p.m. PT through August 17, 2008. To listen to the replay, call (888) 203-1112 and use the passcode: 9314625. International callers should dial (719) 457-0820 and use the passcode: 9314625.

Non-GAAP Measures

To supplement Bankrate’s financial statements presented in accordance with generally accepted accounting principles (“GAAP”), Bankrate uses non-GAAP measures of certain components of financial performance, including EBITDA, income from operations, earnings per diluted share and net income, which are adjusted from results based on GAAP to exclude certain expenses, gains and losses. These non-GAAP measures are provided to enhance investors’ overall understanding of the Bankrate’s current financial performance and its prospects for the future. Specifically, Bankrate believes the non-GAAP results provide useful information to both management and investors by excluding certain expenses, gains and losses that may not be indicative of its core operating results. In addition, because Bankrate has historically reported certain non-GAAP results to investors, the Company believes the inclusion of non-GAAP measures provides consistency in its financial reporting. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. The non-GAAP measures included in this press release have been reconciled to the nearest GAAP measure.

About Bankrate, Inc.

The Bankrate network of companies includes Bankrate.com, Interest.com, Mortgage-calc.com, Nationwide Card Services, Savingforcollege.com, Fee Disclosure and InsureMe. Each of these businesses helps consumers to make informed decisions about their personal finance matters. The company’s flagship brand, Bankrate.com is a destination site of personal finance channels, including banking, investing, taxes, debt management and college finance. Bankrate.com is the leading aggregator of rates and other information on more than 300 financial products, including mortgages, credit cards, new and used auto loans, money market accounts and CDs, checking and ATM fees, home equity loans and online banking fees. Bankrate.com reviews more than 4,800 financial institutions in 575 markets in 50 states. In 2007, Bankrate.com had nearly 60 million unique visitors. Bankrate.com provides financial applications and information to a network of more than 75 partners, including Yahoo! (Nasdaq: YHOO), America Online (NYSE: TWX), The Wall Street Journal and The New York Times (NYSE: NYT). Bankrate.com’s information is also distributed through more than 500 newspapers.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995:

Certain matters included in the discussion above may be considered to be “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. Those statements include statements regarding the intent, belief or current expectations of the Company and members of our management team. Such forward-looking statements include, without limitation, statements made with respect to future revenue, revenue growth, market acceptance of our products, and profitability. Investors and prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. Important factors currently known to management that could cause

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actual results to differ materially from those in forward-looking statements include the following: the willingness of our advertisers to advertise on our web site , interest rate volatility, our ability to establish and maintain distribution arrangements, our ability to integrate the operations and realize the expected benefits of businesses that we have acquired and may acquire in the future, consumers’ increasing acceptance of the Internet as a medium for obtaining financial product information, our ability to maintain the confidence of our advertisers by detecting click-through fraud or unscrupulous advertisers, the effect of unexpected liabilities we assume from our acquisitions, our ability to manage traffic on our web sites and service interruptions, the effects of facing liability for content on our web sites, changes in, or interpretations of, accounting rules and regulations, changes in, or interpretations of, tax rules and regulations may adversely impact our effective tax rate, increased competition and its effect on traffic, advertising rates, margins and market share, our ability to protect our intellectual property, legislative and regulatory changes in Internet regulation, our ownership is concentration, fluctuating results of operations , and volatility in our stock price. These and additional important factors to be considered are set forth under “Introductory Note”, “Item 1A. Risk Factors,” “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” and in the other sections of our Annual Report on Form 10-K for the year ended December 31, 2007, and in our other filings with the Securities and Exchange Commission. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results or expectations.

-Financial Statements Follow-

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5

Bankrate, Inc.

Condensed Consolidated Balance Sheets

(Unaudited)

(In thousands, except share and per share data)

	June 30, 2008	December 31, 2007
Assets

Cash and cash equivalents	$75,169	$125,058
Accounts receivable, net of allowance for doubtful accounts of approximately $1,338 and $2,290 at June 30, 2008 and December 31, 2007, respectively	19,714	19,052
Deferred income taxes, current portion	878	878
Prepaid expenses and other current assets	7,994	5,350

Total current assets	103,755	150,338

Furniture, fixtures and equipment, net	3,222	1,802
Deferred income taxes	3,671	3,671
Intangible assets, net	50,435	27,485
Goodwill	85,373	43,720
Other assets	2,272	1,338

Total assets	$248,728	$228,354

Liabilities and Stockholders’ Equity

Liabilities:
Accounts payable	$4,266	$2,246
Accrued expenses	6,209	8,092
Deferred revenue	1,051	550
Other current liabilities	16	13

Total current liabilities	11,542	10,901

Other liabilities	290	187

Total liabilities	11,832	11,088

Stockholders’ equity:
Preferred stock, 10,000,000 shares authorized and undesignated	—	—
Common stock, par value $.01 per share— 100,000,000 shares authorized; 18,932,832 and 18,876,393 shares issued and outstanding at June 30, 2008 and December 31, 2007, respectively	189	189
Additional paid in capital	214,023	205,306
Retained earnings	22,684	11,771

Total stockholders’ equity	236,896	217,266

Total liabilities and stockholders’ equity	$248,728	$228,354

Bankrate, Inc.

Condensed Consolidated Statements of Income

(Unaudited)

(In thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2008	2007	2008	2007
Revenue:
Online publishing	$37,814	$20,240	$77,819	$39,292
Print publishing and licensing	2,379	3,039	4,837	6,215

Total revenue	40,193	23,279	82,656	45,507

Cost of revenue (1):
Online publishing	15,147	3,049	29,246	6,191
Print publishing and licensing	2,212	2,713	4,520	5,541

Total cost of revenue	17,359	5,762	33,766	11,732

Gross margin	22,834	17,517	48,890	33,775

Operating expenses (1):
Sales	2,207	1,640	4,285	2,927
Marketing	3,115	2,121	5,943	3,576
Product development	1,890	1,158	3,591	2,111
General and administrative	6,580	4,877	13,370	9,105
Depreciation and amortization	2,246	649	4,043	1,294

	16,038	10,445	31,232	19,013

Income from operations	6,796	7,072	17,658	14,762
Interest income	360	1,675	1,206	3,138

Income before income taxes	7,156	8,747	18,864	17,900
Income tax expense	3,077	3,522	7,951	7,302

Net income	$4,079	$5,225	$10,913	$10,598

Basic and diluted net income per share:
Basic	$0.22	$0.29	$0.58	$0.58

Diluted	$0.21	$0.28	$0.55	$0.56

Shares used in computing basic net income per share	18,907,321	18,325,404	18,893,682	18,288,323
Shares used in computing diluted net income per share	19,557,759	18,959,646	19,678,146	18,832,388

(1) Includes share-based compensation expense as follows:
Cost of revenue:
Online publishing	$577	$481	$1,139	$850
Print publishing and licensing	41	39	82	81
Other expenses:
Sales	525	314	1,020	374
Marketing	204	159	401	241
Product development	287	206	554	320
General and administrative	2,105	1,334	3,959	2,347

	$3,739	$2,533	$7,155	$4,213

Bankrate, Inc.

Non-GAAP Condensed Consolidated Statements of Income

(Unaudited)

(In thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2008	2007	2008	2007
Revenue:
Online publishing	$37,814	$20,240	$77,819	$39,292
Print publishing and licensing	2,379	3,039	4,837	6,215

Total revenue	40,193	23,279	82,656	45,507

Cost of revenue:
Online publishing	14,570	2,568	28,107	5,341
Print publishing and licensing	2,171	2,674	4,438	5,460

Total cost of revenue	16,741	5,242	32,545	10,801

Gross margin	23,452	18,037	50,111	34,706

Operating expenses:
Sales	1,682	1,326	3,265	2,553
Marketing	2,911	1,962	5,542	3,335
Product development	1,603	952	3,037	1,791
General and administrative	4,475	3,543	9,411	6,758
Share-based compensation expense (1)	3,739	2,533	7,155	4,213
Depreciation and amortization	2,246	649	4,043	1,294

	16,656	10,965	32,453	19,944

Income from operations	6,796	7,072	17,658	14,762

Interest income	360	1,675	1,206	3,138

Income before income taxes	7,156	8,747	18,864	17,900
Income tax expense	3,077	3,522	7,951	7,302

Net income	$4,079	$5,225	$10,913	$10,598

Basic and diluted net income per share:
Basic	$0.22	$0.29	$0.58	$0.58

Diluted	$0.21	$0.28	$0.55	$0.56

Adjusted EPS	$0.33	$0.34	$0.78	$0.67

Shares used in computing basic net income per share, GAAP basis	18,907,321	18,325,404	18,893,682	18,288,323
Shares used in computing diluted net income per share, GAAP basis	19,557,759	18,959,646	19,678,146	18,832,388
Shares used in computing diluted net income per share, Non-GAAP basis	19,909,843	19,796,707	19,898,715	19,721,956

(1)	See reconciliation of GAAP to Non-GAAP Condensed Consolidated Statements of Income.

Bankrate, Inc.

Non-GAAP Measures Reconciliation

(In thousands, except share and per share amounts)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2008	2007	2008	2007
EBITDA-
Income from operations, GAAP basis	$6,796	$7,072	$17,658	$14,762
Depreciation and amortization	2,246	649	4,043	1,294

EBITDA	$9,042	$7,721	$21,701	$16,056

Adjusted EBITDA-
Income from operations, GAAP basis	$6,796	$7,072	$17,658	$14,762
Share-based compensation expense	3,739	2,533	7,155	4,213
Depreciation and amortization	2,246	649	4,043	1,294

Adjusted EBITDA	$12,781	$10,254	$28,856	$20,269

Adjusted EPS-
Net income, GAAP basis	$4,079	$5,225	$10,913	$10,598
Share-based compensation expense, net of tax	2,458	1,542	4,698	2,670

Net income excluding share-based compensation expense-	$6,537	$6,767	$15,611	$13,268

Adjusted EPS	$0.33	$0.34	$0.78	$0.67

Operating EPS-
Net income, GAAP basis	$4,079	$5,225	$10,913	$10,598
Share-based compensation expense, net of tax	2,458	1,542	4,698	2,670
Intangibles amortization, net of tax	1,173	257	2,045	514

Net income excluding share-based compensation expense and intangibles amortization	$7,710	$7,024	$17,656	$13,782

Operating EPS	$0.39	$0.35	$0.89	$0.70

Shares used in computing basic net income per share, GAAP basis	18,907,321	18,325,404	18,893,682	18,288,323

Shares used in computing diluted net income per share, GAAP basis	19,557,759	18,959,646	19,678,146	18,832,388
Impact of applying SFAS No. 123R	352,084	837,061	220,569	889,568

Shares used in computing diluted net income per share, excluding the impact of applying SFAS No. 123R	19,909,843	19,796,707	19,898,715	19,721,956

Bankrate, Inc.

Condensed Consolidated Statements of Income

Reconciliation of GAAP to Non-GAAP Condensed Consolidated Statements of Income

(Unaudited)

(In thousands, except share and per share data)

	Three Months Ended June 30, 2008			Three Months Ended June 30, 2007			Six Months Ended June 30, 2008			Six Months Ended June 30, 2007
	GAAP	Adjustments (1)	Non-GAAP	GAAP	Adjustments (1)	Non-GAAP	GAAP	Adjustments (1)	Non-GAAP	GAAP	Adjustments (1)	Non-GAAP
Revenue:
Online publishing	$37,814	$—	$37,814	$20,240	$—	$20,240	$77,819	$—	$77,819	$39,292	$—	$39,292
Print publishing and licensing	2,379	—	2,379	3,039	—	3,039	4,837	—	4,837	6,215	—	6,215

Total revenue	40,193	—	40,193	23,279	—	23,279	82,656	—	82,656	45,507	—	45,507

Cost of revenue:
Online publishing	15,147	(577)	14,570	3,049	(481)	2,568	29,246	(1,139)	28,107	6,191	(850)	5,341
Print publishing and licensing	2,212	(41)	2,171	2,713	(39)	2,674	4,520	(82)	4,438	5,541	(81)	5,460

Total cost of revenue	17,359	(618)	16,741	5,762	(520)	5,242	33,766	(1,221)	32,545	11,732	(931)	10,801

Gross margin	22,834	618	23,452	17,517	520	18,037	48,890	1,221	50,111	33,775	931	34,706

Operating expenses:
Sales	2,207	(525)	1,682	1,640	(314)	1,326	4,285	(1,020)	3,265	2,927	(374)	2,553
Marketing	3,115	(204)	2,911	2,121	(159)	1,962	5,943	(401)	5,542	3,576	(241)	3,335
Product development	1,890	(287)	1,603	1,158	(206)	952	3,591	(554)	3,037	2,111	(320)	1,791
General and administrative	6,580	(2,105)	4,475	4,877	(1,334)	3,543	13,370	(3,959)	9,411	9,105	(2,347)	6,758
Share-based compensation expense	—	3,739	3,739	—	2,533	2,533	—	7,155	7,155	—	4,213	4,213
Depreciation and amortization	2,246	—	2,246	649	—	649	4,043	—	4,043	1,294	—	1,294

	16,038	618	16,656	10,445	520	10,965	31,232	1,221	32,453	19,013	931	19,944

Income from operations	6,796	—	6,796	7,072	—	7,072	17,658	—	17,658	14,762	—	14,762
Interest income, net	360	—	360	1,675	—	1,675	1,206	—	1,206	3,138	—	3,138

Income before income taxes	7,156	—	7,156	8,747	—	8,747	18,864	—	18,864	17,900	—	17,900
Provision for income taxes	3,077	—	3,077	3,522	—	3,522	7,951	—	7,951	7,302	—	7,302

Net income	$4,079	$—	$4,079	$5,225	$—	$5,225	$10,913	$—	$10,913	$10,598	$—	$10,598

Basic and diluted net income per share:
Basic	$0.22	$—	$0.22	$0.29	$—	$0.29	$0.58	$—	$0.58	$0.58	$—	$0.58

Diluted	$0.21	$—	$0.21	$0.28	$—	$0.28	$0.55	$—	$0.55	$0.56	$—	$0.56

Shares used in computing basic net income per share	18,907,321	—	18,907,321	18,325,404	—	18,325,404	18,893,682	—	18,893,682	18,288,323	—	18,288,323
Shares used in computing diluted net income per share	19,557,759	352,084	19,909,843	18,959,646	837,061	19,796,707	19,678,146	220,569	19,898,715	18,832,388	889,568	19,721,956

(1)	Adjustments for the impact of applying SFAS No. 123R